UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

               Investment Company Act file number:  811-5207

                             ACM Income Fund, Inc.
             (Exact name of registrant as specified in charter)

           1345 Avenue of the Americas, New York, New York 10105
            (Address of principal executive offices) (Zip code)

                                Mark R. Manley
                       Alliance Capital Management, L.P.
                         1345 Avenue of the Americas
                           New York, New York 10105
                   (Name and address of agent for service)

       Registrant's telephone number, including area code:  (800) 221-5672

                 Date of fiscal year end:   December 31, 2003

                 Date of reporting period: December 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Closed End
-------------------------------------------------------------------------------


[LOGO] AllianceBernstein(SM)
       Investment Research and Management


ACM Income Fund


Annual Report -- December 31, 2003

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

February 15, 2004

Annual Report

This report provides management's discussion of fund performance for ACM Income Fund (the "Fund") for the annual reporting period ended December 31, 2003.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest a portion of its assets in other fixed income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options, futures, swaps and employs leverage.

Investment Performance

The following table shows how the Fund performed over the past six- and 12-month periods ended December 31, 2003. For comparison, we have included the performance of the Fund's benchmark, the Lehman Brothers (LB) Aggregate Bond Index.


INVESTMENT RESULTS*
Periods Ended December 31, 2003

                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
ACM Income Fund (NAV)            2.04%            17.66%
------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index             0.17%             4.10%
------------------------------------------------------------

The Fund's Market Price per share on December 31, 2003 was $8.58. For additional Financial Highlights, please see pages 33-34.

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of the Fund as of December 31, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Income Fund.

For both the six- and 12-month periods ended December 31, 2003, the Fund significantly outperformed its benchmark, the LB Aggregate Bond Index. The primary contributors to outperformance relative to the benchmark were the Fund's holdings in emerging market and high yield debt. During the year, higher yielding asset classes posted strong performance, particularly relative to the traditional fixed income sectors represented within the LB Aggregate Bond Index. Also contributing to the Fund's outperformance were its country and security


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ACM INCOME FUND o 1
selections within the emerging market allocation. While the Fund's longer duration U.S. government holdings added to relative performance in the first half of the year, a brightening economic outlook dampened government holdings in the second half. The Fund's use of leverage during the year also contributed positively to returns.

Within the emerging market sector, the Fund's holdings in Brazil, Turkey and Russia materially helped performance as those countries far outperformed the benchmark. According to the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), Brazil returned a strong 68.96%, Turkey returned 30.44% and Russia returned 22.38%. (The unmanaged JPM EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated restructured bonds; a large percentage of the Index is made up of Brady Bonds.)

Within the high yield sector, the Fund benefited from its holdings in the cable and wireless industry, where price levels greatly appreciated in value from previously oversold levels. In addition, the Fund's modest holdings in the energy sector added to relative performance. This sector languished due to relatively overvalued levels versus the overall market during the period under review. Specific high yield security selection also had a meaningful role in the Fund's performance, as holdings in some of the Fund's top positions performed extremely well. Equally important, we avoided the troubled credits during this reporting period.

Market Review and Investment Strategy

Treasury yields reached 45-year lows in June, before beginning a gradual reversal as the pace of economic growth quickened. Buoyed by visibly improving fundamentals, a rebounding economy and ample liquidity, the lower-rated credit sectors dramatically outperformed higher-quality fixed income sectors for both periods under review. For the annual period, Treasuries posted the weakest returns at 2.24%, with mortgage-backed securities only marginally higher at 3.07%, as measured by the LB Aggregate Bond Index. Corporate bonds posted the highest returns among the investment grade sectors, benefiting from ongoing improvement in corporate profitability, continued de-leveraging and a significant improvement in earnings expectations. U.S. high yield debt was the strongest performer for the year within all fixed income sectors, posting returns ranging between 27% and 31%, depending on the individual index measured. Among the drivers of the corporate high yield debt market were faster economic growth, improving balance sheets and access to capital.

Among industries, the wireless telecommunications, utility and cable sectors ranked among the best performers during the year; consumer non-durables ranked among the worst. Emerging market debt also posted very strong performance for the year, returning 28.82%, as measured by the JPM EMBI+. The emerging debt market benefited as a result of a much improved world financial environment in which the average central-bank pol-


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2 o ACM INCOME FUND
icy rate declined 100 basis points to just 2.65%. Supply was relatively limited, while investor demand remained strong and global liquidity levels were supportive. All countries represented within the JPM EMBI+ posted positive returns with Latin countries outperforming non-Latin countries, returning 35.38% and 20.28%, respectively. Top performing individual countries included Ecuador at 101.48%, Brazil at 68.96%, Nigeria at 40.88%, Venezuela at 38.16% and Turkey at 30.44%.

As previously mentioned, within the high yield sector, the Fund benefited from its exposure to certain higher risk/volatility issuers in the cable and wireless telecommunications sectors. We maintained a sector overweighting based on our belief that these sectors were oversold and certain better quality issuers were punished along with the entire sector. This proved to be correct as investors recognized the historically high spreads in a number of these sectors. In the emerging market sector, we remained focused on Brazil, Russia and Turkey. We increased the Fund's exposure to Brazil early in the reporting period, as President Lula exceeded market expectations in his ability to push forward crucial tax and social security reforms. Russia was granted investment grade status in October by Moody's Investors Service, raising the country's ratings two notches to Baa3. We maintained a relatively large position in Russian sovereign debt as credit statistics continued to improve. We also modestly added to the Fund's position in Turkey. Late in the reporting period, Standard & Poor's raised Turkey's rating from B to B+, crediting this success to excellent monetary policy of the Central Bank from 2001, the government's efforts to comply with targets set by the International Monetary Fund and its resolve to implement reforms.


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ACM INCOME FUND o 3

                                                             Performance Update
-------------------------------------------------------------------------------

PERFORMANCE UPDATE

ACM INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
12/31/93 TO 12/31/03

ACM Income Fund (NAV): $21,855
Lehman Brothers Aggregate Bond Index: $19,576


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                                                        Lehman Brothers
                          ACM Income Fund (NAV)       Aggregate Bond Index
-------------------------------------------------------------------------------
       12/31/93                 $ 10,000                    $ 10,000
       12/31/94                 $  8,452                    $  9,708
       12/31/95                 $ 10,880                    $ 11,502
       12/31/96                 $ 12,666                    $ 11,919
       12/31/97                 $ 14,577                    $ 13,070
       12/31/98                 $ 13,335                    $ 14,206
       12/31/99                 $ 12,866                    $ 14,089
       12/31/00                 $ 15,900                    $ 15,727
       12/31/01                 $ 16,396                    $ 17,055
       12/31/02                 $ 18,575                    $ 18,804
       12/31/03                 $ 21,855                    $ 19,576


This chart illustrates the total value of an assumed $10,000 investment in ACM Income Fund at net asset value (NAV) (from 12/31/93 to 12/31/03) as compared to the performance of an appropriate index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities.

When comparing ACM Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Income Fund.


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4 o ACM INCOME FUND

                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
December 31, 2003


INCEPTION DATE
8/28/87

PORTFOLIO STATISTICS
Net Assets ($mil): $1,904.9


SECURITY TYPE
     64.0%   U.S. Government and Sponsored Agency
     21.9%   Sovereign Debt Obligations
     11.3%   Corporate Debt Obligations                  [PIE CHART OMITTED]
      0.5%   Preferred Stock

      2.3%   Short-Term


All data as of December 31, 2003. The Fund's security type is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


_______________________________________________________________________________

ACM INCOME FUND o 5

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2003

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND
  SPONSORED AGENCY
  OBLIGATIONS-92.2%
U.S. Treasury Bonds-41.7%
  5.375%, 2/15/31(a)                                $     570    $      594,604
  6.25%, 5/15/30(a)(b)                                 84,000        96,960,948
  11.25%, 2/15/15(a)(b)                               160,000       256,137,600
  12.00%, 8/15/13(a)                                   82,000       113,320,228
  12.50%, 8/15/14(a)                                   70,300       102,860,499
  13.25%, 5/15/14(a)                                  150,000       222,996,150
                                                                 --------------
                                                                    792,870,029
                                                                 --------------
U.S. Treasury Notes-16.1%
  2.00%, 5/15/06(b)                                    65,000        65,033,020
  2.375%, 8/15/06(b)                                  115,000       115,655,960
  2.625%, 5/15/08(b)                                   50,000        49,263,700
  3.625%, 1/15/08 (TIPS)(a)                            57,258        63,341,720
  3.875%, 2/15/13(a)                                    3,030         2,967,034
  4.00%, 11/15/12(a)                                    4,664         4,620,643
  4.25%, 8/15/13(a)                                     5,268         5,276,234
  4.25%, 11/15/13(a)                                      346           345,730
  4.375%, 8/15/12(a)                                      700           714,110
                                                                 --------------
                                                                    307,218,151
                                                                 --------------
U.S. Treasury Strips-12.7%
  Zero coupon, 5/15/17(a)                             260,000       132,934,620
  Zero coupon, 11/15/21(a)                            285,350       108,959,471
                                                                 --------------
                                                                    241,894,091
                                                                 --------------
Mortgage Related Securities-18.6%
Federal Home Loan Mortgage
  Corporation
  2.75%, 10/06/06(a)                                   30,000        29,985,000
  4.05%, 6/21/05(a)                                    25,000        25,350,000
  4.50%, 7/15/13(a)                                    31,000        30,685,195
  5.00%, 9/15/18(c)                                     4,160         4,271,155
  5.00%, 5/15/20(c)                                    18,913        19,436,134
  6.00%, 9/15/16(c)                                    15,705        16,343,094
  6.00%, 9/15/19(c)                                     3,765         3,915,600
Federal National Mortgage
  Association
  4.00%, 8/25/13(c)                                    34,000        34,525,980
  6.00%, 4/25/20(c)                                     9,685        10,108,719
  6.50%, TBA                                           48,500        50,727,993
  7.00%, 11/01/17(c)                                   95,201       101,794,825
Government National Mortgage
  Association
  5.00%, 2/20/30(c)                                    14,000        14,105,000
  7.50%, 3/15/32(a)                                    12,645        13,576,788
                                                                 --------------
                                                                    354,825,483
                                                                 --------------


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6 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------
Resolution Funding Corp.-3.1%
  Zero coupon, 10/15/20                             $ 150,000    $   58,963,950
                                                                 --------------
Total U.S. Government and Sponsored
  Agency Obligations
  (cost $1,690,248,805)                                           1,755,771,704
                                                                 --------------
SOVEREIGN DEBT OBLIGATIONS-31.5%
Argentina-0.1%
Republic of Argentina FRN
  1.162%, 8/03/12(c)                                    1,941         1,203,420
                                                                 --------------
Belize-0.0%
Government of Belize
  9.50%, 8/15/12(c)                                       350           351,331
                                                                 --------------
Brazil-8.9%
Brazilian Real Structured Note
  Zero Coupon, 9/20/07(c)                BRL          188,085        35,141,272
Republic of Brazil
  10.125%, 5/15/27(c)                               $   1,150         1,216,125
  11.00%, 8/17/40(c)                                   24,724        27,134,590
  11.25%, 7/26/07(c)                                    2,825         3,269,937
  12.00%, 4/15/10(c)                                   12,850        15,484,250
  12.25%, 3/06/30(c)                                      450           557,550
  12.75%, 1/15/20(c)                                   12,625        16,052,687
  14.50%, 10/15/09(c)                                   5,735         7,541,525
Republic of Brazil
  C-Bonds
  8.00%, 4/15/14(c)                                    61,478        60,482,198
Republic of Brazil DCB FRN
  2.063%, 4/15/12(c)                                    2,550         2,309,000
                                                                 --------------
                                                                    169,189,134
                                                                 --------------
Bulgaria-0.0%
Republic of Bulgaria
  8.25%, 1/15/15                                          785           923,553
  8.25%, 1/15/15(d)                                       150           176,551
                                                                 --------------
                                                                      1,100,104
                                                                 --------------
Colombia-1.8%
Republic of Colombia
  10.50%, 7/09/10(c)                                      650           728,000
  10.75%, 1/15/13(c)                                    4,275         4,858,538
  11.75%, 2/25/20(c)                                   19,100        22,967,750
Colombian Peso Structured Note
  15.00%, 3/15/07(d)                     COP       15,237,183         5,783,400
                                                                 --------------
                                                                     34,337,688
                                                                 --------------


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ACM INCOME FUND o 7

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------
Ecuador-0.8%
Republic of Ecuador
  7.00%, 8/15/30(d)(e)                             $   18,650    $   14,360,500
                                                                 --------------
Mexico-2.9%
Mexican Bonos
  9.00%, 12/20/12(c)                     MXP          117,939        10,689,772
  9.50%, 3/08/07(c)                                   328,855        31,514,212
United Mexican States
  6.625%, 3/03/15(c)                               $    4,475         4,642,812
  11.375%, 9/15/16(c)                                   5,770         8,193,400
                                                                 --------------
                                                                     55,040,196
                                                                 --------------
Panama-0.1%
Republic of Panama
  9.375%, 4/01/29(c)                                      425           476,000
  10.75%, 5/15/20(c)                                      775           928,062
                                                                 --------------
                                                                      1,404,062
                                                                 --------------
Peru-0.4%
Republic of Peru
  8.75%, 11/21/33(c)                                    5,750         5,706,875
  9.125%, 2/21/12(c)                                    1,375         1,540,000
  9.875%, 2/06/15(c)                                      775           900,163
Republic of Peru FLIRB
  4.50%, 3/07/17(c)(e)                                     50            44,750
                                                                 --------------
                                                                      8,191,788
                                                                 --------------
Philippines-0.4%
Republic of Philippines
  8.25%, 1/15/14(c)                                       575           570,688
  9.00%, 2/15/13(c)                                     6,075         6,424,312
  9.875%, 1/15/19(c)                                      550           574,750
  10.625%, 3/16/25(c)                                     800           879,200
                                                                 --------------
                                                                      8,448,950
                                                                 --------------
Poland-0.9%
Government of Poland
  8.50%, 5/12/07(c)                      PLN           60,640        17,145,867
                                                                 --------------
Russia-8.4%
Russian Federation
  5.00%, 3/31/30(d)(e)                             $  153,780       148,205,474
  11.00%, 7/24/18(c)                                      875         1,179,062
Russian Ministry of Finance
  3.00%, 5/14/06(c)                                    10,180         9,823,700
  3.00%, 5/14/08(c)                                       600           537,000
  3.00%, 5/14/11(c)                                       700           551,205
                                                                 --------------
                                                                    160,296,441
                                                                 --------------
South Africa-0.0%
Republic of South Africa
  7.375%, 4/25/12(c)                                      725           817,438
                                                                 --------------


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8 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------
Turkey-4.9%
Republic of Turkey
  9.875%, 3/19/08(c)                                 $    300    $      343,500
  11.00%, 1/14/13(c)                                    1,000         1,254,000
  11.75%, 6/15/10(c)                                      475           600,875
  11.875%, 1/15/30(c)                                     575           777,687
  12.375%, 6/15/09(c)                                     500           638,250
Turkish Lira Structured Notes
  Zero Coupon, 1/29/04(d)                TRL   42,574,092,239        29,831,805
  Zero Coupon, 3/04/04(d)                      36,000,000,000        24,578,370
  Zero Coupon, 5/06/04(d)                      54,102,390,773        35,508,516
                                                                 --------------
                                                                     93,533,003
                                                                 --------------
Ukraine-0.1%
Government of Ukraine
  7.65%, 6/11/13(d)                                  $    150           156,750
  11.00%, 3/15/07(c)(d)                                 1,480         1,649,994
                                                                 --------------
                                                                      1,806,744
                                                                 --------------
Uruguay-0.2%
Republic of Uruguay
  7.25%, 2/15/11(c)                                       500           433,750
  7.50%, 3/15/15(c)                                     4,360         3,477,100
  7.875%, 1/15/33(c)(f)                                   755           524,725
                                                                 --------------
                                                                      4,435,575
                                                                 --------------
Venezuela-1.6%
Republic of Venezuela
  2.063%, 3/31/07(c)                                       83            79,064
  5.375%, 8/07/10(d)                                      400           328,000
  9.25%, 9/15/27(c)                                    20,525        18,605,912
  10.75%, 9/19/13(c)                                      500           535,000
  10.75%, 9/19/13(d)                                    9,720        10,327,500
                                                                 --------------
                                                                     29,875,476
                                                                 --------------
Total Sovereign Debt Obligations
  (cost $466,512,720)                                               601,537,717
                                                                 --------------
CORPORATE DEBT
  OBLIGATIONS-16.3%
Australia-0.0%
WMC Finance USA
  5.125%, 5/15/13(c)                                      500           493,829
                                                                 --------------
Brazil-0.0%
Banco Nacional De Desenvolvimento
  Economico e Social
  6.50%, 6/15/06(d)                                       150           155,625
Petrobras International Finance
  9.875%, 5/09/08(c)                                      300           352,500
Unibanco-Uniao De Bancos
  Brasileiros S.A.
  9.375%, 4/30/12(d)(e)                                   225           239,387
                                                                 --------------
                                                                        747,512
                                                                 --------------


_______________________________________________________________________________

ACM INCOME FUND o 9

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------
Canada-0.6%
Doman Industries, Ltd.
  12.00%, 7/01/04(c)                                $   3,000    $    3,165,000
Fairfax Financial Holdings
  7.375%, 4/15/18(c)                                    4,500         4,117,500
  8.30%, 4/15/26(c)                                     5,000         4,650,000
                                                                 --------------
                                                                     11,932,500
                                                                 --------------
France-0.2%
Crown European Holdings SA
  10.875%, 3/01/13(c)                                   2,105         2,486,531
                                                                 --------------
Japan-0.0%
UFJ Finance Aruba AEC
  6.75%, 7/15/13(c))                                      100           106,838
                                                                 --------------
Kazakhstan-0.0%
Hurricane Finance BV
  9.625%, 2/12/10(d)                                      200           227,000
Kazkommerts International BV
  8.50%, 4/16/13(d)                                       125           131,406
                                                                 --------------
                                                                        358,406
                                                                 --------------
Luxembourg-0.0%
Tyco International Group S.A.
  6.50%, 11/21/11(c)                     GBP              100           178,735
                                                                 --------------
Poland-0.6%
TPSA Finance BV
  7.75%, 12/10/08(d)                                $  10,000        11,300,000
                                                                 --------------
Romania-0.3%
Mobifon Holdings BV
  12.50%, 7/31/10(c)                                    5,205         6,037,800
                                                                 --------------
Russia-0.3%
Gazprom OAO
  9.625%, 3/01/13(c)                                      670           742,647
  9.625%, 3/01/13(d)                                      750           830,625
Mobile Telesystems Finance S.A.
  9.75%, 1/30/08(d)                                     2,210         2,403,375
Tyumen Oil Company
  11.00%, 11/06/07(c)                                     675           774,103
  11.00%, 11/06/07(d)                                     200           230,250
                                                                 --------------
                                                                      4,981,000
                                                                 --------------
United Kingdom-0.4%
Avecia Group PLC
  11.00%, 7/01/09(c)                                    5,625         5,090,625
British Telecommunications Plc.
  7.125%, 12/15/11(c)(e)                 EUR            1,500         2,174,978
                                                                 --------------
                                                                      7,265,603
                                                                 --------------


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10 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------
United States-13.9%
Allied Waste North America, Inc.
  Series B
  10.00%, 8/01/09(c)                                 $  8,000    $    8,680,000
Anchor Glass Container Corp.
  11.00%, 2/15/13(c)                                    5,025         5,854,125
Anthem, Inc.
  6.80%, 8/01/12(c)                                     4,000         4,525,384
AOL Time Warner, Inc.
  7.70%, 5/01/32(c)                                       167           195,644
Berry Plastics Corp.
  10.75%, 7/15/12(c)                                    6,820         7,885,625
Calpine Corp.
  8.50%, 7/15/10(d)                                     5,000         4,900,000
Capital One Financial Corp.
  6.25%, 11/15/13(c)                                       90            92,436
CBA Capital Trust I
  5.805%, 12/30/49(d)                                     274           283,846
Charter Communications
  Holdings LLC
  10.75%, 10/01/09(c)                                   4,655         4,294,237
  11.75%, 5/15/11(c)(g)                                10,000         6,750,000
CIT Group, Inc.
  7.75%, 4/02/12                                        2,000         2,366,586
Citgo Petroleum Corp.
  11.375%, 2/01/11(c)                                  10,450        12,174,250
Citigroup, Inc.
  5.625%, 8/27/12                                       2,000         2,114,904
Clear Channel Communications, Inc.
  5.75%, 1/15/13(c)                                       220           230,189
Comerica Bank
  8.375%, 7/15/24                                       2,000         2,373,120
ConocoPhillips
  4.75%, 10/15/12(c)                                    1,525         1,534,144
Continental Airlines, Inc.
  6.748%, 3/15/17(c)                                       63            52,367
  7.875%, 7/02/18(c)                                      175           175,000
Delhaize America, Inc.
  8.125%, 4/15/11(c)                                      110           127,050
Dex Media, Inc.
  9.00%, 11/15/13(d)                                    7,000         4,970,000
Dominion Resources Capital Trust III
  8.40%, 1/15/31(c)                                       500           598,180
Dura Operating Corp.
  9.00%, 5/01/09(c)                                     3,000         3,015,000
Farmers Exchange Capital
  7.05%, 7/15/28(d)                                       800           750,876
Finova Group, Inc.
  7.50%, 11/15/09                                      17,500        10,587,500
First American Capital Trust I
  8.125%, 4/15/12(c)                                      100           112,500


_______________________________________________________________________________

ACM INCOME FUND o 11

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------
Ford Motor Co.
  7.45%, 7/16/31(c)                                  $    700    $      709,440
Ford Motor Credit Co.
  7.00%, 10/01/13(c)                                      156           164,821
  7.375%, 2/01/11(c)                                      300           327,436
Freeport-McMoran Copper &
  Gold, Inc.
  10.125%, 2/01/10(c)                                     500           578,750
Fuji JGB Investment
  9.87%, 12/31/49(d)                                    3,343         3,782,661
General Motors Acceptance Corp.
  8.00%, 11/01/31(c)                                       99           111,506
General Motors Corp.
  7.75%, 3/15/36(c)(g)                                    300           124,536
  8.375%, 7/15/33(c)                                      617           718,375
Goldman Sachs Group, Inc.
  5.70%, 9/01/12                                        2,900         3,052,972
HCA Inc.
  6.25%, 2/15/13(c)                                       175           179,441
  7.58%, 9/15/25(c)                                       630           659,178
  7.69%, 6/15/25(c)                                       355           375,640
Hilcorp Energy I LP
  10.50%, 9/01/10(d)                                    4,250         4,675,000
Household Finance Corp.
  4.75%, 7/15/13(c)                                       880           857,500
Huntsman ICI Chemicals LLC
  10.125%, 7/01/09(c)                                   7,500         7,762,500
J.P. Morgan Chase
  5.75%, 1/02/13(c)                                     2,100         2,218,318
  6.625%, 3/15/12                                       1,400         1,566,463
MeriStar Hospitality Corp.
  10.50%, 6/15/09(c)                                    4,120         4,490,800
Merrill Lynch & Co.
  6.00%, 2/17/09(c)                                       100           110,053
Nextel Partners, Inc.
  12.50%, 11/15/09(c)(e)                                8,084         9,417,860
Nortek, Inc.
  10.00%, 5/15/11(d)(e)(g)                             15,020        10,927,050
Northrop Grumman Corp.
  7.75%, 2/15/31(c)                                     2,950         3,598,519
ON Semiconductor Corp.
  12.00%, 3/15/10(c)                                    5,005         5,993,488
Paxson Communications Corp.
  12.25%, 1/15/09(c)(g)                                 7,000         6,177,500
Pemex Project
  9.125%, 10/13/10(c)                                     500           596,250
Pliant Corp.
  13.00%, 6/01/10(c)                                    7,625         7,015,000
Progress Energy, Inc.
  6.85%, 4/15/12(c)                                       370           413,150
Qwest Services Corp.
  14.00%, 12/15/14(d)                                  19,907        25,431,193


_______________________________________________________________________________

12 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------
Resolution Performance Products LLC
  13.50%, 11/15/10(c)                                $  6,575    $    5,753,125
Rite Aid Corp.
  11.25%, 7/01/08(c)                                    5,220         5,846,400
Rural Cellular Corp.
  9.75%, 1/15/10(c)                                    13,000        12,772,500
Six Flags, Inc.
  9.75%, 4/15/13(c)                                    11,005        11,637,788
Sprint Capital Corp.
  8.75%, 3/15/32(c)                                     7,000         8,298,584
Swift & Co.
  10.125%, 10/01/09(c)                                  6,580         7,007,700
Trump Casino Holdings LLC
  11.625%, 3/15/10(c)                                   5,085         4,868,888
TRW Automotive, Inc.
  11.00%, 2/15/13(c)                                    3,650         4,316,125
Universal City Development Partners
  11.75%, 4/01/10(d)                                    2,525         2,966,875
Venetian Casino Resort LLC
  11.00%, 6/15/10(c)                                    6,000         6,990,000
Verizon Global Funding Corp.
  7.375%, 9/01/12(c)                                    1,440         1,671,896
  7.75%, 6/15/32                                        1,215         1,433,547
Williams Cos. Inc. Series A
  7.50%, 1/15/31(c)                                     4,025         4,095,437
                                                                 --------------
                                                                    264,337,228
                                                                 --------------
Total Corporate Debt Obligations
  (cost $281,104,792)                                               310,225,982
                                                                 --------------
NON-CONVERTIBLE PREFERRED
  STOCKS-0.8%
CSC Holdings, Inc.
  Series H
  11.75%(c)                                            11,891         1,239,637
  Series M
  11.125%(c)                                          128,938        13,570,725
                                                                 --------------
Total Non-Convertible
  Preferred Stocks
  (cost $6,269,099)                                                  14,810,362
                                                                 --------------
CONVERTIBLE PREFERRED
  STOCK-0.0%
Citizens Utilities Trust
  5.00%(c)
  (cost $67,600)                                        1,300            66,645
                                                                 --------------


_______________________________________________________________________________

ACM INCOME FUND o 13

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
-------------------------------------------------------------------------------
WARRANTS(h)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                           4,500    $            0
Republic of Venezuela
  Warrants, expiring 4/15/20                            1,785                 0
                                                                 --------------
Total Warrants
  (cost $0)                                                                   0
                                                                 --------------
SHORT-TERM INVESTMENTS-3.3%
Repurchase Agreement-2.9%
Greenwich Capital Markets Inc.
  0.93%, dated 12/31/03, due
  1/02/04 in the amount of
  $56,002,893 (collateralized by
  $52,425,000 FNMA, 5.00%, due
  1/15/07, value $57,143,250)                       $  56,000        56,000,000
                                                                 --------------
U.S. Treasury Bill-0.4%
  Zero Coupon, 4/22/04(i)                               7,000         6,978,004
                                                                 --------------
Total Short-Term Investments
  (amortized cost $62,978,004)                                       62,978,004
                                                                 --------------
Total Investments Before Security
  Lending Collateral-144.1%
  (cost $2,507,181,020)                                           2,745,390,414
                                                                 --------------
INVESTMENT OF CASH
  COLLATERAL FOR
  SECURITIES LOANED*-3.7%
Short-Term Investment
UBS Private Money Market Fund, LLC
  1.02%
  (cost $69,794,680)                               69,794,680        69,794,680
                                                                 --------------
Total Investments-147.8%
  (cost $2,576,975,700)                                           2,815,185,094
Other assets less liabilities-(47.8)%                              (910,332,046)
                                                                 --------------
Net Assets-100%                                                  $1,904,853,048
                                                                 ==============


_______________________________________________________________________________

14 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS SOLD (see Note C)


                                                                 Value at
                      Number of    Expiration     Original     December 31,    Unrealized
      Type            Contracts       Month         Value          2003       Depreciation
-------------------------------------------------------------------------------------------
U.S. Treasury Note                    March
5 Year Futures           4,960         2004     $546,455,072   $553,660,000    $(7,204,928)

10 Year Swap                          March
Futures                    780         2004       84,166,178     85,580,625     (1,414,447)
                                                                               -----------
                                                                               $(8,619,375)
                                                                               -----------


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)


                                          U.S. $
                           Contract      Value on        U.S. $      Unrealized
                             Amount    Origination      Current     Appreciation/
                             (000)         Date          Value      (Depreciation)
-----------------------------------------------------------------------------------
BUY CONTRACT
Euro, settling 2/27/04        7,867    $ 9,728,321    $ 9,896,095      $ 167,774

SALE CONTRACTS
Mexican Peso,
settling 3/16/04            442,667     39,084,156     38,983,285        100,871
Polish Zloty,
settling 1/15/04             66,944     17,551,981     17,901,508       (349,527)




_______________________________________________________________________________

ACM INCOME FUND o 15

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

CREDIT DEFAULT SWAP CONTRACTS (see Note C)


                                      Notional                                   Unrealized
Swap Counterparty                      Amount        Interest    Termination    Appreciation/
Referenced Obligation                  (000)           Rate         Date       (Depreciation)
---------------------------------------------------------------------------------------------

BUY CONTRACTS:

Citigroup Global Markets, Inc.
Republic of Hungary
4.50%, 2/06/13                         10,250           0.50%      11/26/13     $  (19,578)

Deutsche Bank AG
Republic of Peru
9.875%, 2/06/15                           500           3.90        9/20/08        (21,350)

JP Morgan Chase
Republic of Venezuela DCB
2.125%, 12/18/07                          750           5.00        9/20/04        (22,725)

SALE CONTRACTS:

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                         3,000           6.35        8/20/05        226,500

Citigroup Global Markets, Inc.
Republic of Turkey
11.875%, 1/15/30                        1,100           7.30        8/13/08        224,081

Citigroup Global Markets, Inc.
Republic of Turkey
11.875%, 1/15/30                          550           6.45        9/05/08         88,693

Deutsche Bank AG
Federal Republic of Brazil
12.25%, 3/06/30                         2,900          17.85        2/06/08      1,495,530

Deutsche Bank AG
Federal Republic of Brazil
12.25%, 3/06/30                         1,000          14.50        3/08/08        399,200

JP Morgan Chase
Federal Republic of Brazil C-Bonds
8.00%, 4/15/14                          1,500           8.60        9/20/08        324,900

JP Morgan Chase
Federal Republic of Brazil C-Bonds
8.00%, 4/15/14                          1,500           9.05        9/20/13        473,100

JP Morgan Chase
Federal Republic of Brazil
8.00%, 4/15/14                            500           9.34        9/20/13        167,550

JP Morgan Chase
Republic of Venezuela DCB
2.125%, 12/18/07                          750           7.70        9/20/06         71,100

JP Morgan Chase
Russian Federation
5.00%, 3/31/30                          1,000           3.20        6/25/13         46,600

JP Morgan Chase
Russian Federation
5.00%, 3/31/30                          1,000           3.20        6/26/13         46,600

UBS AG
Federal Republic of Brazil
11.00%, 8/17/40                           600           8.80        9/20/13        171,240



_______________________________________________________________________________

16 o ACM INCOME FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

REVERSE REPURCHASE AGREEMENTS (see Note C)


                                Interest
        Broker                    Rate            Maturity           Amount
-------------------------------------------------------------------------------
Greenwich Capital Markets         0.83%           1/28/04        $   49,437,842
Greenwich Capital Markets         1.00            1/28/04            70,280,856
Merrill Lynch                     0.75            1/29/04           115,936,043
Merrill Lynch                     0.77            1/29/04            64,784,694
Merrill Lynch                     1.02            1/29/04           131,116,154
                                                                  -------------
                                                                  $ 431,555,589
                                                                  -------------

*  See Note E for securities lending information.

(a) Positions, or portion thereof, with an aggregate market value of $1,014,299,954 have been segregated to collateralize the loan outstanding.

(b) Positions, or portion thereof, with an aggregate market value of $432,531,929 have been segregated to collateralize reverse repurchase agreements.

(c) Positions, or portion thereof, with an aggregate market value of $763,260,533 have been segregated to collateralize open forward exchange currency contracts.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the aggregate market value of these securities amounted to $345,112,029 or 18.1% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2003.

(f)  Pay-In-Kind (PIK) Payments.

(g) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)  Non-income producing security.

(i) Position, with a market value of $6,978,004 has been segregated to collateralize margin requirements for the open futures contracts.

Currency Abbreviations:

BRL - Brazilian Real
COP - Colombian Peso
EUR - Euro
GBP - Great British Pound
MXP - Mexican Peso
PLN - Polish Zloty
TRL - Turkish Lira

Glossary of Terms

DCB - Debt Conversion Bond
FLIRB - Front Loaded Interest Rate Bond
FNMA - Federal National Mortgage Association
FRN - Floating Rate Note
TBA - (To Be Assigned) - Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
TIPS - Treasury Inflation Protected Security

See notes to financial statements.


_______________________________________________________________________________

ACM INCOME FUND o 17

                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2003

ASSETS
Investments in securities, at value (cost $2,576,975,700--
  including investment of cash collateral for securities
  loaned of $69,794,680)                                     $ 2,815,185,094(a)
Cash                                                                  66,944
Interest and dividends receivable                                 41,370,348
Unrealized appreciation on credit default swap contracts           3,735,094
Unrealized appreciation on forward exchange
  currency contracts                                                 268,645
Prepaid expenses                                                      39,688
                                                             ---------------
Total assets                                                   2,860,665,813
                                                             ---------------

LIABILITIES
Reverse repurchase agreements                                    431,555,589
Loan payable                                                     400,000,000
Payable for collateral received on securities loaned              69,794,680
Payable for investment securities purchased                       50,515,950
Advisory fee payable                                               1,368,258
Payable for variation margin on futures contracts                    741,875
Loan interest payable                                                684,435
Unrealized depreciation on forward exchange
  currency contracts                                                 349,527
Administrative fee payable                                           260,913
Unrealized depreciation on credit default swap contracts              63,653
Accrued expenses                                                     477,885
                                                             ---------------
Total liabilities                                                955,812,765
                                                             ---------------
Net Assets                                                   $ 1,904,853,048
                                                             ===============

COMPOSITION OF NET ASSETS
Capital stock, at par                                        $     2,270,738
Additional paid-in capital                                     2,119,595,746
Distributions in excess of net investment income                 (32,025,412)
Accumulated net realized loss on investment and
  foreign currency transactions                                 (418,186,232)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                    233,198,208
                                                             ---------------
                                                             $ 1,904,853,048
                                                             ===============
NET ASSET VALUE PER SHARE
  (based on 227,073,766 shares outstanding)                            $8.39
                                                                       =====


(a)  Includes securities on loan with a value of $66,506,888 (see Note E).

See notes to financial statements.


_______________________________________________________________________________

18 o ACM INCOME FUND

                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 2003


INVESTMENT INCOME
Interest                                         $ 203,040,799
Dividends                                              806,667    $ 203,847,466
                                                 -------------
EXPENSES
Advisory fee                                        15,753,531
Administrative fee                                   2,845,210
Custodian                                              580,491
Printing                                               504,106
Transfer agency                                        375,095
Registration                                           177,063
Audit and legal                                        167,765
Directors' fees                                         20,219
Miscellaneous                                          115,376
                                                 -------------
Total expenses before interest                      20,538,856
Interest expense                                    10,513,177
                                                 -------------
Total expenses                                                       31,052,033
                                                                  -------------
Net investment income                                               172,795,433
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                            56,633,790
  Futures contracts                                                 (11,642,288)
  Written options                                                         9,677
  Swap contracts                                                       (440,570)
  Foreign currency transactions                                       8,413,340
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        77,333,464
  Futures contracts                                                  (1,715,556)
  Written options                                                        (7,000)
  Swap contracts                                                      3,671,441
  Foreign currency denominated
    assets and liabilities                                             (760,564)
                                                                  -------------
Net gain on investment and foreign
  currency transactions                                             131,495,734
                                                                  -------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                      $ 304,291,167
                                                                  =============


See notes to financial statements.


_______________________________________________________________________________

ACM INCOME FUND o 19

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 December 31,     December 31,
                                                     2003             2002
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $  172,795,433   $  200,052,459
Net realized gain (loss) on investment
  and foreign currency transactions                 52,973,949     (120,290,580)
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated assets
  and liabilities                                   78,521,785      136,284,119
                                                --------------   --------------
Net increase in net assets from
  operations                                       304,291,167      216,045,998

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                             (195,843,523)    (191,884,640)
Tax return of capital                                       -0-     (15,245,936)

CAPITAL STOCK TRANSACTIONS
Reinvestment of dividends resulting in the
  issuance of Common Stock                          11,241,411       11,353,634
                                                --------------   --------------
Total increase                                     119,689,055       20,269,056

NET ASSETS
Beginning of period                              1,785,163,993    1,764,894,937
                                                --------------   --------------
End of period                                   $1,904,853,048   $1,785,163,993
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

20 o ACM INCOME FUND

                                                        Statement of Cash Flows
-------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
Year Ended December 31, 2003


INCREASE (DECREASE) IN CASH FROM
OPERATING ACTIVITIES:
Interest and dividends received                  $ 154,001,287
Interest expense paid                              (10,174,433)
Operating expenses paid                            (20,384,932)
                                                 -------------
Net increase in cash from
  operating activities                                            $ 123,441,922

INVESTING ACTIVITIES:
Purchases of long-term investments              (7,158,725,876)
Proceeds from disposition of
  long-term investments                          6,931,228,171
Proceeds from disposition of short-term
  investments, net                                 305,911,769
Premiums received on written options                    19,000
Variation margin paid on
  futures contracts                                  1,137,188
                                                 -------------
Net increase in cash from
  investing activities                                               79,570,252

FINANCING ACTIVITIES*:
Cash dividends paid                               (184,602,112)
Due to custodian                                      (177,711)
Proceeds from reverse
  repurchase agreements                            (18,165,407)
                                                 -------------
Net decrease in cash from
  financing activities                                             (202,945,230)
                                                                  -------------
Net increase in cash                                                     66,944
Cash at beginning of period                                                  -0-
                                                                  -------------
Cash at end of period                                             $      66,944
                                                                  =============

-------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET
ASSETS FROM OPERATIONS TO NET INCREASE
IN CASH FROM OPERATING ACTIVITIES:
Net increase in net assets from
  operations                                                      $ 304,291,167

ADJUSTMENTS:
Decrease in interest and
  dividends receivable                           $     948,738
Accretion of bond discount and
  amortization of bond premium                     (50,794,917)
Increase in interest payable                           338,744
Increase in accrued expenses                           153,924
Net realized gain on investment and
  foreign currency transactions                    (52,973,949)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               (78,521,785)
                                                 -------------
Total adjustments                                                  (180,849,245)
                                                                  -------------
NET INCREASE IN CASH FROM OPERATING
  ACTIVITIES                                                      $ 123,441,922
                                                                  =============


* Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements.


_______________________________________________________________________________

ACM INCOME FUND o 21

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE A

Significant Accounting Policies

ACM Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their


_______________________________________________________________________________

22 o ACM INCOME FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes only.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.


_______________________________________________________________________________

ACM INCOME FUND o 23

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 2003, the Fund reimbursed AGIS $13,060 for such costs.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, UBS Global Asset Management (US) Inc. ("UBS Global AM"), a monthly fee equal to the annual rate of .18 of 1% of the Fund's average weekly net assets up to $100 million, .16 of 1% of the Fund's next $200 million of average weekly net assets, and .15 of 1% of the Fund's average weekly net assets in excess of $300 million. Such fee is accrued daily and paid monthly. UBS Global AM is an indirect wholly-owned asset management subsidiary of UBS AG. UBS Global AM prepares financial and regulatory reports for the Fund and provides other administrative services.


_______________________________________________________________________________

24 o ACM INCOME FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2003 were as follows:

                                                  Purchases          Sales
                                                ==============   ==============
Investment securities (excluding
U.S. government securities)                     $1,061,438,752   $  890,937,820
U.S. government securities                       5,677,176,706    5,833,626,894


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures and swap contracts) are as follows:

Cost                                                             $2,619,993,784
                                                                 ==============
Gross unrealized appreciation                                    $  205,050,621
Gross unrealized depreciation                                        (9,859,311)
                                                                 --------------
Net unrealized appreciation                                      $  195,191,310
                                                                 ==============

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the differ-


_______________________________________________________________________________

ACM INCOME FUND o 25

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

ence between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an


_______________________________________________________________________________

26 o ACM INCOME FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended December 31, 2003, were as follows:


                                                   Number of
                                                   Contracts        Premiums
                                                     (000)          Received
                                                 =============    =============
OPTIONS OUTSTANDING AT DECEMBER 31, 2002                 1,000    $      19,000
Options written                                         27,653          486,649
Options terminated in closing purchase
  transactions                                         (25,053)        (423,849)
Options expired                                         (3,600)         (81,800)
                                                 -------------    -------------
OPTIONS OUTSTANDING AT DECEMBER 31, 2003                    -0-   $          -0-
                                                 =============    =============

4. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swap contracts are included in net realized gain or loss on investment transactions.


_______________________________________________________________________________

ACM INCOME FUND o 27

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The Fund may enter into credit default swaps. A sell/(buy) in a credit default swap provides, upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at par and take/(deliver) the principal amount (the "Notional Amount") of the referenced obligation. During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed interest payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the referenced obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

5. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2003, the average amount of reverse repurchase agreements outstanding was $400,970,127 and the daily weighted average annual interest rate was 1.04%.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized of which 227,073,766 shares were issued and outstanding at December 31, 2003. During the years ended December 31, 2003 and December 31, 2002, the Fund issued 1,349,486 and 1,507,419 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in


_______________________________________________________________________________

28 o ACM INCOME FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2003, the Fund had loaned securities with a value of $66,506,888 and received cash collateral of $69,794,680, which was invested in a money market fund as included in the accompanying portfolio of investments. For the year ended December 31, 2003, the Fund earned fee income of $100,329, which is included in interest income in the accompanying statement of operations.

NOTE F

Bank Borrowing

The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. The credit facility has a maximum limit of $400 million. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 1.23% and the average borrowing was $400,000,000 for the year ended December 31, 2003. At December 31, 2003, the interest rate in effect was 1.14% and the amount of borrowings outstanding was $400,000,000.

NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


_______________________________________________________________________________

ACM INCOME FUND o 29

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Concentration of Risk--Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.

The Fund invests in sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

                                                  2003             2002
                                              =============    =============
Distributions paid from:
  Ordinary income                             $ 195,843,523    $ 191,884,640
                                              -------------    -------------
Total taxable distributions                     195,843,523      191,884,640
  Tax return of capital                                  -0-      15,245,936
                                              -------------    -------------
Total distributions paid                      $ 195,843,523    $ 207,130,576
                                              =============    =============


As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Undistributed ordinary income                                  $     523,166
Accumulated capital and other losses                            (414,461,868)(a)
Unrealized appreciation/(depreciation)                           198,530,854(b)
                                                               -------------
Total accumulated earnings/(deficit)                           $(215,407,848)
                                                               =============


(a) On December 31, 2003, the Fund had a net capital loss carryforward of $414,461,868 of which $20,933,043 expires in the year 2005, $131,355,099 expires in the year 2006, $67,513,083 expires in the year 2007, $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009 and $137,668,099 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund, may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $15,984,051.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, and the recognition of unrealized gains and losses on certain futures contracts.


_______________________________________________________________________________

30 o ACM INCOME FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, the tax treatment of bond premium, and the tax treatment of paydown losses, resulted in a net decrease in distributions in excess of net investment income and an increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, approximately forty lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reim-


_______________________________________________________________________________

ACM INCOME FUND o 31

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

bursement Fund is to be paid, in order of priority, to fund investors based on
(i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


_______________________________________________________________________________

32 o ACM INCOME FUND

                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                 Year Ended December 31,
                                            ---------------------------------------------------------------
                                                2003         2002         2001(a)      2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $7.91        $7.87        $8.45        $7.64        $8.80
                                            -----------  -----------  -----------  -----------  -----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .76          .89          .76          .70          .79
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .59          .07         (.11)         .91        (1.11)
                                            -----------  -----------  -----------  -----------  -----------
Net increase (decrease)
  in net asset value from
  operations                                    1.35          .96          .65         1.61         (.32)
                                            -----------  -----------  -----------  -----------  -----------

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net
  investment income                             (.87)        (.85)        (.77)        (.70)        (.79)
Distributions in excess of
  net investment income                           -0-          -0-        (.07)        (.10)        (.05)
Tax return of capital                             -0-        (.07)          -0-          -0-          -0-
                                            -----------  -----------  -----------  -----------  -----------
Total dividends and
  distributions                                 (.87)        (.92)        (.84)        (.80)        (.84)
                                            -----------  -----------  -----------  -----------  -----------

LESS: FUND SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-          -0-        (.32)          -0-          -0-
Offering costs charged to
  paid-in-capital in excess
  of par                                          -0-          -0-        (.07)          -0-          -0-
                                            -----------  -----------  -----------  -----------  -----------
Total fund share transactions                     -0-          -0-        (.39)          -0-          -0-
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, end of period                 $8.39        $7.91        $7.87        $8.45        $7.64
                                            -----------  -----------  -----------  -----------  -----------
Market value, end of period                    $8.58        $8.46        $7.30        $7.50        $6.50
                                            -----------  -----------  -----------  -----------  -----------
Premium/(Discount)                              2.26%        6.95%       (7.24)%     (11.24)%     (14.92)%

TOTAL INVESTMENT RETURN
Total investment return based on:(c)
  Market value                                 12.50%       30.60%        7.80%       28.97%      (20.84)%
  Net asset value                              17.66%       13.27%        3.11%       23.58%       (3.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $1,904,853   $1,785,164   $1,764,895   $1,390,542     $448,735
Ratio to average net assets of:
  Expenses                                      1.67%        1.87%        2.31%        2.54%        2.37%
  Expenses, excluding
    interest expense(d)                         1.10%        1.26%        1.18%        1.19%        1.19%
  Net investment income                         9.28%       11.69%        9.33%        9.40%        9.80%
Portfolio turnover rate                          276%         414%         676%         538%         368%
Asset coverage ratio                             559%         376%         379%         339%         325%
Bank borrowing outstanding
  (in millions)                                 $400         $400         $300         $300          $90



See footnote summary on page 34.


_______________________________________________________________________________

ACM INCOME FUND o 33

                                                           Financial Highlights
-------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.05, decrease net realized and unrealized loss on investment transactions per share by $.05, and decrease the ratio of net investment income to average net assets from 9.92% to 9.33%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)  Net of interest expense of .57%, .61%, 1.13%, 1.35% and 1.18%
respectively, on borrowings (see Notes C and F).


_______________________________________________________________________________

34 o ACM INCOME FUND

                              Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of ACM Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2003, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Income Fund, Inc. at December 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 12, 2004


_______________________________________________________________________________

ACM INCOME FUND o 35

                                                         Additional Information
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Equiserve Trust Company, N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


_______________________________________________________________________________

36 o ACM INCOME FUND

                                                         Additional Information
-------------------------------------------------------------------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund's, (iii) no material changes in the principal risk factors associated with investment in the Fund. There has been a change to one of the portfolio managers of the Fund's portfolio. Kewjin Yuoh has replaced S. Sean Kelleher, as a Vice President of the Fund. Mr. Paul DeNoon and Mr. Douglas Peebles continue to act as the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

ACM INCOME FUND o 37

                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Andrew M. Aran, Vice President
Paul J. DeNoon(2), Vice President
Michael L. Mon, Vice President
Douglas J. Peebles(2), Vice President
Michael A. Snyder, Vice President
Kewjin Yuoh, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, NY 10019

Dividend Paying Agent, Transfer Agent and Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

(2) Messrs. DeNoon and Peebles are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


_______________________________________________________________________________

38 o ACM INCOME FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                 PORTFOLIOS
                                                                                  IN FUND          OTHER
  NAME, AGE OF DIRECTOR,                   PRINCIPAL                              COMPLEX       DIRECTORSHIP
         ADDRESS                          OCCUPATION(S)                          OVERSEEN BY       HELD BY
   (YEARS OF SERVICE)                  DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, 71        Investment adviser and an inde-                 116             None
2 Sound View Drive                  pendent consultant. He was for-
Suite 100                           merly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered invest-
(6)                                 ment adviser, with which he had
Chairman of the Board               been associated since prior to 1999.
                                    He was formerly Deputy Comptroller
                                    and Chief Investment Officer of the
                                    State of New York and, prior thereto,
                                    Chief Investment Officer of the New
                                    York Bank for Savings.

Ruth Block, #, 73                   Formerly Executive Vice President                96             None
500 SE Mizner Blvd.,                and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society of
(17)                                THE UNITED STATES; CHAIRMAN AND
                                    Chief Executive Officer of Evlico;
                                    Director of Avon, BP (oil and gas),
                                    Ecolab Incorporated (specialty
                                    chemicals), Tandem Financial Group
                                    and Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former
                                    Governor at Large National Associ-
                                    ation of Securities Dealers,Inc.

David H. Dievler, #, 74             Independent consultant. Until                   100             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
(17)                                Management Corporation ("ACMC")
                                    responsible for mutual fund admin-
                                    istration. Prior to joining ACMC in
                                    1984 he was Chief Financial Officer
                                    of Eberstadt Asset Management
                                    since 1968. Prior to that he was a
                                    Senior Manager at Price Waterhouse
                                    & Co. Member of American Institute
                                    of Certified Public Accountants
                                    since 1953.



_______________________________________________________________________________

ACM INCOME FUND o 39

                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
(continued)


                                                                                 PORTFOLIOS
                                                                                  IN FUND          OTHER
  NAME, AGE OF DIRECTOR,                   PRINCIPAL                              COMPLEX       DIRECTORSHIP
         ADDRESS                          OCCUPATION(S)                          OVERSEEN BY       HELD BY
   (YEARS OF SERVICE)                  DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #, 61               Consultant. Formerly President                   98             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002, a
(6)                                 Senior Advisor from June 1999-
                                    June 2000 and President of Historic
                                    Hudson Valley (historic preservation)
                                    FROM DECEMBER 1989-MAY 1999.
                                    Previously, Director of the National
                                    Academy of Design and during
                                    1988-1992, he was Director and
                                    Chairman of the Audit Committee
                                    of ACMC.

Dr. James M. Hester, #,             President of the Harry Frank Guggen-             11             None
79                                  heim Foundation, with which he has
25 Cleveland Lane                   been associated since prior to 1998.
Princeton, NJ 08540                 Formerly President of New York
(17)                                University and the New York Botanical
                                    Garden. Formerly Rector of the United
                                    Nations University and Vice Chairman
                                    of the Board of the Federal Reserve
                                    Bank of New York.

Clifford L. Michel, #, 64           Senior Counsel to the law firm                   97            Placer
15 St. Bernard's Road               of Cahill Gordon & Reindel since                                Dome
Gladstone, NJ 07934                 February 2001 and a partner of                                  Inc.
(17)                                that firm for more than twenty-five
                                    years prior thereto. He is President
                                    and Chief Executive Officer of
                                    Wenonah Development Company
                                    (investments) and a Director of
                                    Placer Dome, Inc. (mining).

Donald J. Robinson, #,              Senior Counsel to the law firm of Orrick,        96             None
69                                  Herrington & Sutcliffe LLP since prior to
98 Hell's Peak Road                 1999. Formerly a senior partner and a
Weston, VT 05161                    member of the Executive Committee of
(7)                                 that firm. He was also a member and
                                    Chairman of the Municipal Securities
                                    Rulemaking Board and Trustee of
                                    the Museum of the City of New York.


_______________________________________________________________________________

40 o ACM INCOME FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                                                 PORTFOLIOS
                                                                                  IN FUND          OTHER
  NAME, AGE OF DIRECTOR,                   PRINCIPAL                              COMPLEX       DIRECTORSHIP
         ADDRESS                          OCCUPATION(S)                          OVERSEEN BY       HELD BY
   (YEARS OF SERVICE)                  DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +, 46                Executive Vice President of ACMC                 68             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
(Elected                            predecessor since prior to 1999.
November 18, 2003)



#  Member of the Audit Committee and the Nominating Committee.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


_______________________________________________________________________________

ACM INCOME FUND o 41

                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.


        NAME,                           POSITION(S)                       PRINCIPAL OCCUPATION
  ADDRESS* AND AGE                    HELD WITH FUND                      DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       See biography above.

Kathleen A. Corbet, 43              Senior Vice President           Executive Vice President of Alliance
                                                                    Capital Management Corporation
                                                                    ("ACMC")**, with which she has been
                                                                    associated since prior to 1999.

Andrew M. Aran,46                   Vice President                  Senior Vice President of ACMC, ** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Paul J. DeNoon, 41                  Vice President                  Senior Vice President of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1998.

Michael L. Mon, 34                  Vice President                  Vice President of ACMC, ** with which
                                                                    he has been associated since June
                                                                    1999. Prior thereto he was a Portfolio
                                                                    Manager at Brundage, Story and Rose
                                                                    since prior to 1999.

Douglas J. Peebles, 38              Vice President                  Senior Vice President of ACMC, **with
                                                                    which he has been associated since
                                                                    prior to 1999.

Michael A. Snyder, 41               Vice President                  Senior Vice President of ACMC since
                                                                    May, 2001. Previously he was a
                                                                    Managing Director in the high yield
                                                                    asset management group at
                                                                    Donaldson, Lufkin & Jenrette
                                                                    Corporation since prior to 1999.

Kewjin Yuoh, 32                     Vice President                  Vice President of ACMC, ** since
                                                                    March 2003. Previously, he was a
                                                                    Vice President of Credit Suisse Asset
                                                                    Management from 2000 to 2002 and
                                                                    a Vice President of Brundage, Story
                                                                    & Rose since prior to 1999.



_______________________________________________________________________________

42 o ACM INCOME FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information
(continued)



        NAME,                           POSITION(S)                       PRINCIPAL OCCUPATION
  ADDRESS* AND AGE                    HELD WITH FUND                      DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting
                                                                    General Counsel of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance
                                    Financial Officer               Global Investor Services, Inc.
                                                                    ("AGIS") and a Vice President of
                                                                    AllianceBernstein Investment Research
                                                                    and Management, Inc. ("ABIRM")**,
                                                                    with which he has been associated
                                                                    since prior to 1999.

Vincent S. Noto, 39                 Controller                      Vice President of AGIS**, with which
                                                                    he has been associated since prior to
                                                                    1999.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.


_______________________________________________________________________________

ACM INCOME FUND o 43

                                              Alliancebernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Series
--------------------------------------------
U.S. Large Cap Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund +
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+  Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

44 o ACM INCOME FUND

                                                 Summary of General Information
-------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION


ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "ACMIn." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


_______________________________________________________________________________

ACM INCOME FUND o 45

ACM INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein(SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


INCAR1203



ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 11(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate fees billed by the independent auditors for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release review and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period.


                                                              All Fees for
                                                           Non-Audit Services
                                                             Provided to the
                            Audit-Related                   Fund, the Adviser
             Audit Fees         Fees         Tax Fees    and Service Affiliates
             ----------    -------------     --------    ----------------------
2002:         $48,000         $11,746         $17,000          $595,746
2003:         $55,000         $12,500         $18,000          $929,765


Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2003 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund, that were subject to pre-approval by the Audit Committee for 2003 were $392,500 (comprising $374,500 of audit related fees and $18,000 of tax fees). The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                      July 2003

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    Statement of Policies and Procedures for Voting Proxies on Behalf of Discretionary Client Accounts

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative.
Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:
       EXHIBIT NO.   DESCRIPTION OF EXHIBIT

       11 (a) (1)    Code of ethics that is subject to the disclosure of
                     Item 2 hereof

       11 (b) (1)    Certification of Principal Executive Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

       11 (b) (2)    Certification of Principal Financial Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

       11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Income Fund, Inc.

By:      /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    February 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    February 26, 2004

By:      /s/ Mark D. Gersten
         -----------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    February 26, 2004